EXHIBIT 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT
(Deep Down, Inc.)

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of December 18, 2008, between DEEP DOWN, INC., a Nevada corporation (“Borrower”), and WHITNEY NATIONAL BANK, a national banking association (the “Lender”).  Capitalized terms used but not defined in this Amendment have the meaning given them in the Credit Agreement (defined below).

RECITALS

A.           Borrower and Lender entered into that certain Credit Agreement dated as of November 11, 2008 (as amended, restated or supplemented the “Credit Agreement”).

B.           Borrower and Lender have agreed to amend the Credit Agreement, subject to the terms and conditions of this Amendment.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the undersigned hereby agree as follows:

1.           Amendments to Credit Agreement.

(a) Section 1.1 of the Credit Agreement is amended to delete the definitions of Term Committed Amount and Term Maturity Date in their entirety and replace them with the following:

“Term Committed Amount means the lesser of (a) $1,150,000, and (b) 75% of the cost of the new Super Mohawk 21 remote operated vehicle purchased by Borrower using, in part, the proceeds of the Term Facility.”

“Term Maturity Date means the earlier of (a) the third anniversary of the Term Loan Closing Date, and (b) the acceleration of maturity of the Term Facility in accordance with Section 12 of this Agreement.”

(b) Section 3.2 of the Credit Agreement is deleted in its entirety and is replaced with the following:

“3.2         Term Facility.

(a) Payments of principal and accrued and unpaid interest on the Loan made under the Term Facility in the amount of $35,246.35 are due and payable monthly in arrears beginning on the first day of February 1, 2009, and continuing on the first day of each month thereafter.

(b) All outstanding principal and all accrued and unpaid interest in respect of the Term Facility is due and payable on the Term Maturity Date.”

(c)          Section 3.5 of the Credit Agreement is deleted in its entirety and is replaced with the following:

“3.5         Interest.  Except as otherwise provided in this Agreement,

(a)           Loans under the Revolving Credit Facility shall accrue interest at an annual rate equal to the lesser of (i) (A) for LIBOR Loans, the sum of LIBOR plus the Applicable Rate, and (B) for Prime Rate Loans, the Prime Rate, and (ii) the Maximum Rate.

(b)           Loans under the Term Facility shall accrue interest at an annual fixed rate equal to 6.5%.

(c)           Each change in LIBOR, the Prime Rate, or the Maximum Rate is effective has of the date of such change without notice to Borrower or any other Person.  Generally, LIBOR shall be set for each month on the first day of such month.”

(d)           Section 7.13(b) of the Credit Agreement is deleted in its entirety and is replaced with the following:

“(b)         Borrower will use the proceeds of the Term Facility to acquire a new remote operated vehicle.”

2.             Schedules.  Schedule 3.2 to the Credit Agreements is deleted in its entirety.

3.             Term Loan Closing Date.  For the avoidance of doubt, the Borrower and lender agree and confirm that the Term Loan Closing Date is December 18, 2008.

4.             Fee.  On the Term Loan Closing Date, Borrower shall pay to Lender for its own account an upfront closing fee in the amount of $5,750 for the Term Facility.  Such fee shall be fully earned when paid and shall not be refundable for any reason whatsoever.

5.             Waiver.  Subject to the conditions set out in this Amendment, Lender waives Section 5.2(c) as a condition to the funding of the Term Facility. Except as set out in the preceding sentence, Borrower hereby agrees that such waiver does not constitute a waiver of any present or future violation of or noncompliance with any provision of any Loan Document or a waiver of Lender’s right to insist upon strict compliance with each term, covenant, condition, and provision of the Loan Documents.

6.             Conditions.  This Amendment shall be effective once each of the following have been delivered to Lender:

(a) this Amendment executed by Borrower and Lender;

(b) Guarantor’s Consent and Agreement;

(c) Officer’s Certificate and Resolutions authorizing the Term Facility;

(d) a Term Note in the Term Loan Committed Amount signed by Borrower;

(e) an amendment to the Security Agreement which specifically describes the newly acquired remote operated vehicle; and

(f) such other documents as Lender may reasonably request.

7.             Representations and Warranties.  Borrower represents and warrants to Lender that (a) it possesses all requisite power and authority to execute, deliver and comply with the terms of this Amendment, (b) this Amendment has been duly authorized and approved by all requisite corporate action on the part of Borrower, (c) no other consent of any Person (other than Lender) is required for this Amendment to be effective, (d) the execution and delivery of this Amendment does not violate its organizational documents, (e) the representations and warranties in each Loan Document to which it is a party are true and correct in all material respects on and as of the date of this Amendment as though made on the date of this Amendment (except to the extent that such representations and warranties speak to a specific date), (f) it is in full compliance with all covenants and agreements contained in each Loan Document to which it is a party, and (g) no Default or Potential Default has occurred and is continuing.  The representations and warranties made in this Amendment shall survive the execution and delivery of this Amendment.  No investigation by Lender is required for Lender to rely on the representations and warranties in this Amendment.

8.             Scope of Amendment; Reaffirmation; Release.  All references to the Credit Agreement shall refer to the Credit Agreement as amended by this Amendment.  Except as affected by this Amendment, the Loan Documents are unchanged and continue in full force and effect.  However, in the event of any inconsistency between the terms of the Credit Agreement (as amended by this Amendment) and any other Loan Document, the terms of the Credit Agreement shall control and such other document shall be deemed to be amended to conform to the terms of the Credit Agreement.  Borrower hereby reaffirms its obligations under the Loan Documents to which it is a party and agrees that all Loan Documents to which they are a party remain in full force and effect and continue to be legal, valid, and binding obligations enforceable in accordance with their terms (as the same are affected by this Amendment).  Borrower hereby releases Lender from any liability for actions or omissions in connection with the Credit Agreement and the other Loan Documents prior to the date of this Amendment.

9.             Miscellaneous.

(a) No Waiver of Defaults.  Except as expressly set out above, this Amendment does not constitute (i) a waiver of, or a consent to, (A) any provision of the Credit Agreement or any other Loan Document not expressly referred to in this Amendment, or (B) any present or future violation of, or default under, any provision of the Loan Documents, or (ii) a waiver of Lender’s right to insist upon future compliance with each term, covenant, condition and provision of the Loan Documents.

(b) Form.  Each agreement, document, instrument or other writing to be furnished Lender under any provision of this Amendment must be in form and substance satisfactory to Lender and its counsel.

(c) Headings.  The headings and captions used in this Amendment are for convenience only and will not be deemed to limit, amplify or modify the terms of this Amendment, the Credit Agreement, or the other Loan Documents.

(d) Costs, Expenses and Attorneys’ Fees.  Borrower agrees to pay or reimburse Lender on demand for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation, negotiation, and execution of this Amendment, including, without limitation, the reasonable fees and disbursements of Lender’s counsel.

(e) Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of each of the undersigned and their respective successors and permitted assigns.

(f) Multiple Counterparts.  This Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document.  All counterparts must be construed together to constitute one and the same instrument.  This Amendment may be transmitted and signed by facsimile or portable document format (PDF).  The effectiveness of any such documents and signatures shall, subject to applicable law, have the same force and effect as manually-signed originals and shall be binding on Borrower and Lender.  Lender may also require that any such documents and signatures be confirmed by a manually-signed original; provided that the failure to request or deliver the same shall not limit the effectiveness of any facsimile or PDF document or signature.

(g) Governing Law.  This Amendment and the other Loan Documents must be construed, and their performance enforced, under Texas law.

(h) Entirety.  The Loan Documents (as amended hereby) Represent the Final Agreement Between Borrower and Lender and May Not Be Contradicted by Evidence of Prior, Contemporaneous, or Subsequent Oral Agreements by the Parties.  There Are No Unwritten Oral Agreements among the Parties.

[Signatures appear on the next page.]

The Amendment is executed as of the date set out in the preamble to this Amendment.

BORROWER:

DEEP DOWN, INC., a Nevada corporation

By:	/s/ Eugene L. Butler
Eugene L. Butler
Chief Financial Officer

LENDER:

WHITNEY NATIONAL BANK, a national banking association

By:	/s/ Paul W. Cole
Paul W. Cole
Vice President

GUARANTOR’S CONSENT AND AGREEMENT

As an inducement to Lender to execute, and in consideration of Lender’s execution of, this Amendment, the undersigned hereby consent to this Amendment and agrees that this Amendment shall in no way release, diminish, impair, reduce or otherwise adversely affect the obligations and liabilities of the undersigned under the Guaranty executed by the undersigned in connection with the Credit Agreement, or under any Loan Documents, agreements, documents or instruments executed by the undersigned to create liens, security interests or charges to secure any of the Obligation (as defined in the Credit Agreement), all of which are in full force and effect.  Each of the undersigned further represents and warrants to Lender that (a) the representations and warranties in each Loan Document to which it is a party are true and correct in all material respects on and as of the date of this Amendment as though made on the date of this Amendment (except to the extent that such representations and warranties speak to a specific date), (b) it is in full compliance with all covenants and agreements contained in each Loan Document to which it is a party, and (c) no Default or Potential Default has occurred and is continuing.  Each Guarantor hereby releases Lender from any liability for actions or omissions in connection with the Loan Documents prior to the date of this Amendment.  This Consent and Agreement shall be binding upon the undersigned, and his heirs, legal representatives, and permitted assigns, and shall inure to the benefit of Lender, and its successors and assigns.

GUARANTORS

ELECTROWAVE USA, INC.,
a Nevada corporation

FLOTATION TECHNOLOGIES, INC.,
a Maine corporation

MAKO TECHNOLOGIES, LLC,
a Nevada limited liability company

DEEP DOWN INC.,
a Delaware corporation

By: /s/ Eugene L. Butler
Eugene L. Butler
Chief Financial Officer of each of the foregoing companies